UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 26, 2007
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter;
Commission File	State of Incorporation; Address of Principal Executive	IRS Employer
Number	Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348-2473
(610) 765-5959
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
On July 24 and 25, 2007, Exelon Corporation (Exelon), Exelon Generation Company, LLC (Generation) and Commonwealth Edison Company (ComEd) filed current reports on Form 8-K disclosing the material terms of a settlement agreement to address concerns about higher electric bills in Illinois without a rate freeze, generation tax or other legislation that would be harmful to consumers of electricity, electric utilities, generators of electricity and the State of Illinois (the Settlement). The Settlement will be effective only upon enactment of certain proposed legislation, House Amendment No. 5 to Senate Bill 1592, which was described in the Form 8-K filed on July 25, 2007. A copy of House Amendment No. 5 to Senate Bill 1592 is attached hereto as Exhibit 99.1. On July 26, 2007, Senate Bill 1592 was amended by House Amendment No. 6, which makes a technical correction and adds provisions related to minority and female owned businesses and businesses owned by persons with disabilities. A copy of House Amendment No. 6 to Senate Bill 1592 is attached hereto as Exhibit 99.2. On July 26, 2007, Senate Bill 1592 (the Legislation) was passed by both the Illinois House of Representatives, by votes of 80 votes for, 33 votes against, and 1 voting present, and the Illinois Senate, by a vote of 40 votes for, 13 votes against, and 1 voting present. These votes are both in excess of the three-fifths supermajority required for a law to become effective immediately when passed in an extended session of the Illinois General Assembly. To be enacted into law, the Legislation must be signed by the Governor of Illinois (the Governor). The Governor has indicated that he will sign it. However, there can be no assurance that the Governor will sign the Legislation. The parties to the Settlement have agreed that enactment of the Legislation will satisfy conditions of the Settlement relating to the enactment of legislation.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Generation, and ComEd (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	House Amendment No. 5 to Senate Bill 1592
99.2	House Amendment No. 6 to Senate Bill 1592

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ John F. Young

John F. Young
Executive Vice President, Finance and Markets
and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company
July 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	House Amendment No. 5 to Senate Bill 1592
99.2	House Amendment No. 6 to Senate Bill 1592